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                                  OFFICE LEASE

                                     BETWEEN

                                945 BATTERY LLC,
                     a California limited liability company

                                       AND

                               MEDICALOGIC, INC.,
                              an Oregon corporation




                               945 Battery Street
                            San Francisco, California



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
                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

1.   Definitions............................................................. 1
2.   Term.................................................................... 1
3.   Rental.................................................................. 2
4.   Letter of Credit as Security............................................ 2
5.   Use..................................................................... 3
6.   Services................................................................ 4
7.   Impositions Payable by Lessee........................................... 5
8.   Work to be Performed by Lessor Prior to
       Commencement of Term; Tenant Improvements; Allowance.................. 5
9.   Alterations............................................................. 6
10.  Liens................................................................... 7
11.  Repairs................................................................. 8
12.  Destruction or Damage................................................... 8
13.  Insurance............................................................... 9
14.  Waiver of Subrogation...................................................10
15.  Indemnification.........................................................10
16.  Compliance with Legal Requirements......................................10
17.  Assignment and Subletting...............................................11
18.  Entry by Lessor.........................................................14
19.  Events of Default.......................................................14
20.  Termination Upon Default................................................15
21.  Continuation After Default..............................................16
22.  Other Relief............................................................16
23.  Lessor's Right to Cure Defaults.........................................16
24.  Attorneys' Fees.........................................................16
25.  Eminent Domain..........................................................17
26.  Subordination...........................................................17
27.  No Merger...............................................................17
28.  Sale....................................................................18
29.  Estoppel Certificate....................................................18
30.  No Light, Air or View Easement..........................................18
31.  Holding Over............................................................18
32.  Abandonment.............................................................18
33.  Security Deposit........................................................18
34.  Waiver..................................................................19
35.  Notices.................................................................19
36.  Complete Agreement......................................................19
37.  Corporate Authority.....................................................19
38.  Miscellaneous...........................................................19
39.  Limitation of Liability.................................................20
40.  Option to Extend Lease..................................................20
41.  Brokerage Commissions...................................................21
42.  Lessee's Grant to Lessor of Option to Purchase Stock of Lessee .........21

                                  OFFICE LEASE

THIS LEASE, dated May 9, 1999, for purposes of reference only, is made and entered into by and between 945 BATTERY LLC., a California limited liability company ("Lessor") and MEDICALOGIC, INC., an Oregon corporation ("Lessee").

                                   WITNESSETH:

Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the premises described in paragraph 1(b) below for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Lessor and Lessee hereby mutually agree.

1. Definitions. Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified.

     (a) The term "Building" shall mean the building located at 945 Battery Street, San Francisco, California.

     (b) The term "Premises" shall mean the second floor, third floor, mezzanine, and penthouse of the Building.

     (c) The term "Lessee's percentage share" shall mean Fifty-Seven and 34/100 percent (57.34%). Lessor and Lessee acknowledge that Lessee's percentage share has been obtained by dividing the rentable area of the Premises by the total rentable area of the Building, and multiplying such quotient by 100. In the event Lessee's percentage share is changed during a calendar year by reason of a change in the rentable area of the Premises and/or a change in the total rentable area of the Building, Lessee's percentage share shall thereafter mean the result obtained by dividing the then rentable area of the Premises by the then total rentable area of the Building, and multiplying such quotient by 100, and for the purposes of paragraph 3, Lessee's percentage share shall be determined on the basis of the number of days during such calendar year at each such percentage share. The parties hereto agree that the total rentable area of the Building for purposes of this paragraph (c) is currently 65,540 square feet.

     (d) The term "lease year" shall mean the first 12 full calendar months during the term hereof together with any partial month at the commencement of the term, and each successive 12-month period thereafter, provided that the last lease year of the term may be a partial lease year.

2. Term. The term of this Lease shall commence on the earlier of the date Lessor delivers possession of the Premises to Lessee, provided temporary or permanent certificate of occupancy is issued for the Premises, and Lessor's work is substantially completed unless sooner terminated as hereinafter provided, shall continue thereafter for a period of ten (10) years. Notwithstanding the foregoing, in the event that Lessee selects a general contractor other than Birmingham Builders, Inc. to perform tenant improvements at the Premises as provided herein, the term of this Lease shall commence on September 1, 1999 regardless of the date of completion of drawings for tenant improvements to the Premises, the completion of construction of tenant improvements to the Premises, or the date Lessee commences occupancy of the Premises.

3.   Rental.

     (a) Lessee shall pay to Lessor throughout the term of this Lease as rental for the Premises the following sums as the Base Rent:

              Years 1-5        $133,096.00 per month

              Years 6-10       $155,017.50 per month

     (b) Rental shall be paid to Lessor on or before the first day of the term hereof and on or before the first day of each and every successive calendar month thereafter during the term hereof. In the event the term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, then the monthly rental for the first and last fractional months of the term hereof shall be appropriately prorated.

     (c) Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder after the expiration of any applicable grace period will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sums due from Lessee shall not be received by Lessor when due or, if a grace or cure period is applicable, shall not be received by Lessor prior to the expiration of the applicable grace or cure period, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount nor prevent Lessor from exercising any of the other rights and remedies available to Lessor hereunder or at law.

     (d) Rental and all other payments to be made by Lessee hereunder shall be paid to Lessor without deduction or offset, in lawful money of the United States of America at Lessor's address for notices hereunder or to such other person or at such other place as Lessor may from time to time designate in writing. All amounts of money payable by Lessee to Lessor hereunder, if not paid within ten days of the date when due, shall bear interest from the due date until paid at the highest rate legally permitted.

     (e) All sums of money or charges required to be paid by Lessee hereunder shall be deemed rental for the Premises and may be designated as such in any statutory notice to pay rent or quit the Premises.

4. Letter of Credit as Security. In lieu of making a cash security deposit to Lessor, Lessee shall, within ten (10) days after execution of this lease, deliver to Lessor and cause to be in effect during the term hereof an unconditional, irrevocable letter of credit ("LC") in a form reasonably acceptable to Lessor. The initial amount of the LC shall be $1,750,000.00. Provided that Lessee is not then in default under this lease, the LC shall remain in place until such time as Lessee can demonstrate a minimum of $75,000,000 in cash on its month-end balance sheet, at which point the LC shall be reduced to zero, provided, however, that if at any time during the term of the Lease, the cash amount on Lessee's month-end balance sheet falls below $75,000,000, Lessor shall have the right to require reinstatement of the LC in the full amount of $1,750,000.00. In the event that the LC is ever reduced to zero pursuant to the preceding sentence, Lessee shall thereafter provide Lessor with copies of Lessee's month-end balance sheets on a monthly basis by no later than the fifteenth
(15th) day of each month, or as soon thereafter as such balance sheets have been prepared for Lessee's internal use.

The LC shall be issued by a bank that accepts deposits, maintains accounts, has a San Francisco Bay area office that will negotiate a letter of credit, and the deposits of which are insured by the Federal Deposit Insurance Corporation. Lessee shall pay all expenses, points, or fees incurred by Lessee in obtaining the LC. Lessor shall hold the LC as security for the performance of Lessee's obligations under this lease. If, after notice and failure to cure within any applicable cure period, Lessee defaults under any provision of this lease, Lessor may, upon delivery to the issuing bank a statement that Lessee is in default hereunder beyond the expiration of applicable cure period, without prejudice to any other remedy it has, draw on that portion of the LC necessary to pay any rent or other sum in default or to compensate Lessor for any expense, loss, or damage (including reasonable attorneys' fees) that Lessor may suffer as a result of Lessee's default. If Lessor draws on any portion of the LC, Lessee shall, within five (5) business days after written demand by Lessor, either (a) deposit cash with Lessor in an amount that, when added to the amount remaining under the LC, shall equal the amount of the LC then required under this paragraph, or (b) deliver written documentation executed by the bank issuing the LC confirming that the LC has been reinstated to the amount then required under this paragraph.

5. Use. The Premises shall be used for general office purposes and for no other purpose whatsoever. Any kitchenette facilities installed in the Premises shall be ancillary to the office use and shall consist of no more than a sink, dishwasher, refrigerator, microwave, and other UL-rated countertop cooking equipment such as, for example, only, and not by way of limitation, a toaster oven or coffeemaker. Lessee shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by the standard form of fire insurance policy, or will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Lessee shall not use, store, or dispose of in the Premises any hazardous at toxic substances, with the sole exception of such substances as are ordinarily used in the course of normal office operations (such as copier fluids), provided that such substances are kept in only such quantities as are reasonably required for normal office operations and are used, handled, stored, and disposed of in accordance with all applicable laws. Losses shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the Premises to be used for any unlawful purpose, nor shall Lessee cause, maintain or permit any nuisance in, on, or about the Premises or commit or suffer to be committed any waste in, on, or about the Premises.

Notwithstanding anything to the contrary in this paragraph, Lessor understands and agrees that Lessee intends to locate computers, servers, and other equipment in a secure climate-controlled portion of the Premises in a manner similar to other web hosting services. Lessee also requires sufficient electrical capacity to the Premises for the operation of normal office equipment as well as the computer equipment and air conditioning equipment for the climate-controlled room in the Premises. Lessor hereby consents to Lessee's use of the Premises and installation of the equipment as described in this paragraph and agrees that Lessee shall not be liable for any additional costs, other than electricity which shall be separately metered to the Premises.

6.   Services.

     (a) Lessor shall, during the term of this Lease and at its sole cost and expense, be responsible for conforming the Building and all Building systems outside the Premises (including, without limitation, elevators and fire, safety, and security systems) to applicable governmental requirements, including those of environmental laws and regulations and the Americans With Disabilities Act.

     (b) Lessor shall maintain the public and common areas of the Buildings including the lobbies, stairs, elevators, corridors and restrooms, the exterior windows of the Building, the heating, ventilating and air-conditioning systems, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself in a manner and condition suitable for comparable office buildings in downtown San Francisco, except for damage caused by the willful or grossly negligent act of Lessee, which damage shall be repaired by Lessor at Lessee's expense.

     (c) The Premises shall be separately metered for all utilities, including water and electricity, provided to the Premises. Lessee shall be responsible for providing and paying for all utilities and services to the Premises, including, without limitation, electricity, gas, and water. Lessee shall during the term of this Lease contract directly for, and pay for, garbage disposal, janitorial, and window cleaning services. Notwithstanding the foregoing, it is agreed that there are certain utility costs related to the central air conditioning system and the common areas of the building (including elevators and lighting for the common area lobby) that are impossible or impractical to meter separately, and Lessee agrees to pay Lessee's percentage share of such costs within ten (10) days after receipt of a billing therefor from Lessor.

     (d) Lessor shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of, (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services,
(ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Lessor or by the reasonable making of repairs or improvements to the Premises or to the Building, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the Building. None of the foregoing events shall be construed as a constructive or other eviction of Lessee. Lessor shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services.

     (e) Lessee shall not install or use heat-generating machines, lighting other than building standard or other equipment which may affect the temperature otherwise maintained by the heating, air conditioning and ventilation system, office machines using more than 220 volts, or equipment causing the connected electrical load in the Premises to exceed 15 watts per square foot, without the prior consent of Lessor, not to be unreasonably withheld or delayed. Lessor makes no representation with respect to the adequacy or fitness of the electrical, heating, air conditioning or ventilation equipment in the Building to accommodate or maintain temperatures which may be required for any equipment other than ordinary office equipment, or for any equipment exceeding the maximum voltage or wattage referred to above, and Lessor shall have no liability for loss or damage suffered by Lessee or others in connection therewith, except as provided in Paragraph 5 above. If Lessee installs lighting requiring power in excess of that required for normal office use in the Building or if Lessee installs equipment requiring power in excess of that required for normal office equipment or normal copying equipment, Lessee shall pay for the cost of such excess power as additional rent, together with the cost of installing any additional risers or other facilities that may be necessary to furnish such excess power to the Premises; which cost shall include, without limitation.

7. Impositions Payable by Lessee. In addition to the monthly rental and other charges to be paid by Lessee hereunder, Lessee shall pay before delinquency or reimburse Lessor for any and all of the following, whether or not now customary or in the contemplation of the parties hereto (collectively, the "Impositions"): taxes (other than local, state and federal personal or corporate income taxes measured by the net income of Lessor from all sources), assessments (including, without limitation, all assessments for public improvements, services or benefits, irrespective of when commenced or completed), excises, levies, business taxes, license permit, inspection and other authorization fees, transit development fees assessments or charges for housing funds, service payments in lieu of taxes and any other fees or charges of any kind, which are levied, assessed, confirmed or imposed by any public authority, but only to the extent the Impositions are: (a) upon, measured by or reasonably attributable to the cost or value of Lessee's equipment, furniture, fixtures and other personal property located in the Premises or by the cost or any leasehold improvements made in or to the Premises by or for Lessee, regardless of whether title to such improvements shall be in Lessee or Lessor, (b) upon or measured by the monthly rental or other charges payable hereunder including, without limitation, any gross income tax or excise tax levied by the City and County of San Francisco, the State of California the Federal Government or any other governmental body with respect to the receipt of such rental; (c) upon with respect to or by reason of the development, possession, leasing operation, management, maintenance, alteration, repair, use or occupancy by Lessee of the Premises or any portion thereof; (d) upon this, transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the Premises. In the event that it shall not be lawful for Lessee to reimburse Lessor for all or any part of such Impositions, the monthly rental payable to Lessor under this Lease shall be revised to net Lessor the same net rental after imposition of any such Impositions by Lessor as would have been payable to Lessor prior to the payment of any such Imposition.

8. Work to be Performed by Lessor Prior to Commencement of Term; Tenant Improvements; Allowance.

     (a) Prior to the commencement of the term of this Lease, Lessor shall, at Lessor's sole cost and expense, have performed the base building work described in Exhibit "A" hereto.

     (b) In the event that Lessee selects Birmingham Builders, Inc. to perform tenant improvements at the Premises as provided herein, Lessee shall, at its sole cost and expense, cause to be prepared and submit to Lessor by no later than May 31, 1999 fully scaled, dimensioned, and integrated architectural and engineering drawings for tenant improvements to the Premises which have been approved by Lessee and which are of sufficient detail and quality as to be ready for immediate submission to the City and County of San Francisco Building Inspection Department. Failure by Lessee to deliver such plans to Lessor by May 31, 1999 shall result in a penalty of one day's rent for each day that the plans are delayed. This penalty, if incurred, shall be paid in a lump sum at the commencement date of the lease.

     (c) In the event that a contractor other than Birmingham Builders is selected by Lessee as contractor for the tenant improvements, rent shall commence September 1, 1999 regardless of the date of completion of drawings for the tenant improvements, the completion of construction of the tenant improvements, or the date Lessee takes occupancy of the space.

     (d) Lessor agrees, upon written request by Lessee made no later than one hundred eighty (180) days following the commencement date of this lease, to reimburse Lessee an amount not to exceed $1,503,200.00 for the exclusive purpose of Lessee's payment of costs of architectural, engineering, and permit fees, cabling the Premises, Lessee's move into the Premises, and tenant improvements to the Premises in addition to the base building work to be performed by Lessor. Lessee shall support its request for such reimbursement by providing Lessor with documentation evidencing Lessee's obligation to pay such costs, and if Lessee fails to provide Lessor with such documentation Lessor shall be under no obligation to provide Lessee with such reimbursement. Lessee shall use such reimbursement for no purpose other than paying such costs.

9.   Alterations.

     (a) All of Lessee's trade fixtures, furniture, furnishings, equipment and other movable personal property not permanently affixed to the Premises shall, subject to the provisions hereof, remain the property of Lessee.

     (b) Lessee shall not make or offer to be made any alterations, additions or improvements (collectively "alterations") to or of the Premises or any part thereof, or attach any fixtures or equipment thereto, or cause a building permit to be issued for any alterations without Lessor's prior consent, which consent shall not be unreasonably withhold or delayed; provided that, with prior notice to Lessor but without the necessity of Lessor's consent, Lessee shall have the right to make non-structural alterations not affecting Building systems and for which a general construction building permit is not required. Any alterations to the Premises shall be made by Lessee at Lessee's sole cost and expense. The contractor selected by Lessee to make any alterations to the Premises must be reasonably approved in writing by Lessor prior to commencement of any work and such contractor shall at all times be subject to Lessor's reasonable control while in the Building. Lessee shall be responsible for any additional alterations required by law to be made by Lessor to or in the Building as a result of any alterations to the Premises made by or for Lessee. All alterations and fixtures, including, but not limited to, carpeting, other affixed floor coverings, paneling, and cabling for built-in security systems made in or upon the Premises either by or for Lessee and affixed to or forming a part of the Premises, shall immediately upon installation or construction become Lessor's property free and clear of all liens and encumbrances.

     (c) Lessee shall have the right to place and maintain a neat and appropriate sign of the name of Lessee's business on the Green Street facade of the building, provided Lessor consents in writing to the shape, size, color and location thereof. Lessor shall not unreasonably withhold or delay such consent. Lessee upon request of Lessor shall immediately remove any sign or decoration which Lessee has placed or permitted to be placed upon the exterior of the premises or upon the windows facing any street upon which the premises abut without the consent of Lessor and which, in the opinion of Lessor, is inappropriate or objectionable and, if Lessee fails so to do, Lessor, in addition to any rights it may have hereunder, may enter upon the premises and remove such sign without liability whatsoever. Lessee agrees that its signage will comply with all applicable governmental requirements. Lessor expressly reserves the exclusive right to the use of the exterior side walls, rear walls, and roof of the demised premises and Lessee shall not be permitted to place any sign or advertisement thereon or any other matter or property without the written consent of Lessor.

     (d) Upon the expiration or any sooner termination of this Lease, Lessee shall remove or cause to be removed at its expense (i) all of Lessee's personal property described in paragraph 8(a) above, (ii) all telephone, data processing, audio and video, security, and electrical (other than Building standard) improvements installed by or for Lessee, and (iii) any alterations, additions, fixtures, or improvements installed in the Premises by or for Lessee; provided that, in the case of an item described in clause (ii) or (iii) above, Lessor shall have notified Lessee at the time Lessor consented to its installation that Lessor would require removal of the item. Lessee shall repair at its expense all damage to the Premises and the Building caused by the removal of any of the items described in this paragraph, reasonable wear and tear and damage by fire or other casualty (other than damage caused by the willful or grossly negligent act of Lessee) excepted. Lessee shall not remove any fixtures from the Premises without Lessor's prior written consent if such removal would impair any structural elements of the Building or would damage any improvements within the Premises. Any personal property described in this paragraph not removed from the Premises by Lessee upon the expiration or sooner termination of this Lease, shall, at Lessor's option, become the property of Lessor, or Lessor may remove or cause to be removed such property for Lessee's account, and Lessee shall reimburse Lessor for the cost of removal (including the reasonable cost of repairing any damage to the Premises or the Building caused by removal) and storage and a reasonable charge for Lessor's overhead, within ten (10) days after receipt of a statement therefor. Lessee's obligations under this paragraph shall survive the termination of this Lease.

10. Liens. Lessee shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. In the event that Lessee shall not, within 10 business days following notice to Lessee of the imposition of any such lien, cause the same to be released of record (whether by means of posting a bond or otherwise), Lessor shall have, in addition to all other remedies provided herein and by law, the right but not the obligations to cause the same to be released by means of posting a bond or causing the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Lessor for such purposes, and all expenses incurred by it in connection therewith, shall be payable to Lessor by Lessee immediately upon demand. Lessor shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Lessor may deem to be proper for the protection of Lessor, the Premises and the Building from such liens, and Lessee shall give Lessor at least five (5) days' prior notice of the date of commencement of any construction on the Premises in order to permit the posting of such notices.

11. Repairs. By entry hereunder Lessee accepts the Premises as being in the condition in which Lessor is obligated to deliver the Premises, subject only to latent or seasonal defects of which Lessee notifies Lessor within 12 months following the date Lessee takes occupancy of the Premises. Lessee shall, at all times during the term hereof and at Lessee's sole cost and expense, keep the Premises and every part thereof in good condition and repair, ordinary wear and tear and damage thereto by fire, earthquake, act of God or the elements excepted, Lessee hereby waiving all rights to make repairs at the expense of Lessor or in lieu thereof to vacate the Premises as provided by California Civil Code Section 1942 or any other similar law, statute or ordinance now or hereafter in affect. All repairs and replacements made by or on behalf of Lessee hereunder shall be made and performed at Lessee's cost and expense and at such time and in such manner as Lessor may reasonably designate by contractors or mechanics reasonably approved by Landlord and so that the same shall be at least equal in quality, value, character and utility to the original work or installation being repaired or replaced. Lessee shall at the end of the term hereof surrender to Lessor the Premises and all alterations, additions and improvements thereto in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. Lessor has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, except as specifically herein set forth. No representations respecting the condition of the Premises or the Building have been made by Lessor to Lessee.

12.  Destruction or Damage.

     (a) In the event the Premises or the portion of the Building necessary for Lessee's occupancy are damaged by first earthquake, act of God, the elements or other casualty, Lessor shall forthwith repair the same, subject to the provisions of this paragraph 10 hereinafter set forth, if such repairs can, in Lessor's reasonable opinion, be made within 90 days and if insurance proceeds are available to pay the full replacement cost thereof. This Lease shall remain in full force and effect except that, if and to the extent that such damage is not the result of the gross negligence or willful misconduct of Lessee or Lessee's employees or invitees, an abatement of rental shall be allowed Lessee for such part of the Premises as shall be rendered unusable by Lessee in the conduct of its business during the time such part is so unusable.

     (b) If such repairs cannot, in Lessor's reasonable opinion, be made within 90 days, or if sufficient insurance proceeds are not available to pay the full replacement cost thereof, Lessor may elect upon notice to Lessee within 30 days after the date of such fire or other casualty, to repair or restore such damage, in which event this Lease shall continue in full force and effect, but the rent shall be abated as provided above in this paragraph. If in the reasonable opinion of Lessor's contractor, which opinion shall be rendered within 45 days of the date of damage or destruction, the damage or destruction cannot be repaired so as to allow Lessee to reoccupy the Premises within 120 days after such damage or destruction occurs (without regard to the issuance of a building permit or any governmental delays), either Lessor or Lessee may terminate this

Lease by notice to the other given within 30 days after receiving notice of such determination. If Lessor does not elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.

     (c) A total destruction of the Building shall automatically terminate this Lease. Lessee waives California Civil Code Sections 1932(2) and 1933(4) providing for termination of hiring upon destruction of the thing hired.

     (d) If the Premises are to be repaired under this paragraph, Lessor shall repair at its cost any injury or damage to the structural portions of the Building, Building systems, and all leasehold improvements, in the Premises other then alterations, additions or improvements made by or for Lessee. Lessee shall pay the cost of repairing any alterations, additions or improvements made by or for Lessee and the cost of repairing or replacing Lessee's fixtures and personal property in the Premises.

13.  Insurance.

     (a) Lessee shall obtain and maintain during the term of this Lease commercial general liability insurance with a combined single limit for bodily injury and property damage in an amount not less than $2,000,000, and employer's liability and workers' compensation insurance as required by law. If Lessee's insurance contains a split limit of liability the liability limit shall be not less than $2,000,000 for bodily injury and $1,000,000 for property damage. Such insurance policy shall also cover Lessee's indemnity obligations set forth below. Lessee's commercial general liability insurance policy shall be an occurrence basis and shall be endorsed to provide that (i) it may not be cancelled or altered in such a manner as adversely to affect the coverage afforded thereby without 30 days' prior written notice to Lessor, (ii) Lessor is named as additional insured, (iii) such insurance is primary with respect to Lessor and that any other insurance maintained by Lessor is excess and noncontributing with such insurance, (iv) it shall contain cross-liability endorsements and (v) it shall contain a waiver of subrogation as provided below. Lessee shall insure all personal property and fixtures of Lessee and all improvements made by or for Lessee to the Premises. If, in the reasonable opinion of Lessor's insurance advisor, based on a substantial increase in recovered liability claims generally, the specified amounts of coverage are no longer adequate, such coverage shall be appropriately increased to an amount comparable to that required by prudent owners of comparable, similarly situated buildings in the San Francisco area. Prior to the commencement of the term, a duplicate of such policy or a duplicate certificate thereof shall be delivered to Lessor for retention by it. If Lessee fails to obtain such insurance or to furnish Lessor any such duplicate policy or certificate as herein required, Lessor may, at its election, with not less than 10 days' prior notice to Lessee but without any obligation so to do, procure and maintain such coverage and Lessee shall reimburse Lessor on demand as additional rent for any premium so paid by Lessor. The insurance required under this paragraph and all renewals thereof shall be issued by such good and responsible insurance companies qualified to do and doing business in the State of California as may be approved by Lessor, which approval shall not be unreasonably withheld. Lessee shall have the right to provide all insurance required herein pursuant to blanket policies so long as the coverage applicable to the Premises or afforded Lessor will not be reduced or diminished by reason of the use of such blanket, policies and so long as all other requirements of this paragraph are satisfied.

     (b) Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage insurance plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Building in amounts customary for properties comparable to the Building in downtown San Francisco. The policy required herein shall contain such deductibles as Lessor or the aforesaid lender may determine.

14. Waiver of Subrogation. Notwithstanding anything to the contrary contained herein, to the extent of insurance proceeds received with respect to the loss, Lessee and Lessor each hereby waive any right of recovery against the other party for any loss or damage maintained by such other party with respect to the Building, the Premises, the contents of same or any operation therein, whether or not such loss is caused by the fault or negligence of such other party. Lessor and Lessee shall each obtain from their respective insurers under all policies of fire, theft, public liability, and other insurance maintained by either of them (excluding worker's compensation) at any time during the term hereof insuring or covering the Building, the Premises or any portion thereof or operations therein, a waiver of all rights of subrogation which the insurer of one party might have against the other party, and Lessor and Lessee shall each indemnify the other against any loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain such waiver.

15. Indemnification. Lessee hereby waives all claims against Lessor for damage to any property or injury or death of any person in, upon or about the Premises arising at any time and from any cause other than by reason of the gross negligence or willful act of Lessor, its contractors, employees or agents, and Lessee shall indemnify and hold Lessor harmless from any damage to any property or injury to or death of any person arising from the use of the Premises or the Building by Lessee, its agents, employees, contractors and invitees, except to the extent caused by the gross negligence or willful act of Lessor, its contractors, employees or agents. Lessor hereby waives all claims against Lessee for damage to or destruction of any property or injury to or death of any person in, on, or about the areas of the Building other than the Premises arising at any time and from any cause other than by reason of the gross negligence or willful act of Lessee or any of its employees, agents, or contractors, and Lessor shall indemnify and hold Lessee harmless against all liability for death or injury to person and damage to property caused by the gross negligence or willful act of Lessor or any of its employees, agents, or contractors. The foregoing indemnity obligations shall include reasonable attorneys' fees, investigation costs and all other reasonable costs and expenses incurred by the indemnified party from the first notice that any claim or demand is to be made or may be made. The provisions of this paragraph shall survive the termination of this Lease with respect to any damage, injury or death occurring prior to such termination.

16. Compliance with Legal Requirements. Lessee shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules regulations or requirements which may hereafter be in force, with the requirements of any governmental body now or hereafter constituted prescribing fire protection standards, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the Premises, insofar as any thereof relate to or affect the condition, use or occupancy of the Premises by Lessee, excluding alterations or improvements to the Building as a whole or the premises of tenants generally that are not by law the responsibility of tenants to comply with and are not required as a result of Lessee's particular use of the Premises (as opposed to general office use). Lessee shall indemnify and hold Lessor harmless from any and all demands, claims, losses or damages suffered by Lessor as a result of Lessee's failure to perform the foregoing covenant.

17.  Assignment and Subletting.

     (a) Lessee shall not, without the prior written consent of Lessor (which consent shall not be unreasonably withheld or delayed), assign this Lease or any interest herein, sublet the Premises or any part thereof, permit the use or occupancy of the Premises by any person other than Lessee, or hypothecate this Lease or any interest herein. Any of the foregoing acts without such consent shall be void and shall, at the option of Lessor, constitute a default that shall entitle Lessor to terminate this Lease. Notwithstanding the foregoing, Lessee shall be permitted to assign all or a portion of its interest in this Lease or sublet all or a portion of the Premises to an affiliate of Lessee (as defined below), with notice to Lessor but without the necessity of Lessor's consent, provided (i) Lessee is not then in default under the terms of this Lease beyond the expiration of the applicable grace or cure period, if any, and
(ii) in the event of an assignment, only, any such affiliate agrees to assume all of Lessee's obligations under this Lease. For purposes of the immediately preceding sentence, an affiliate of Lessee shall mean (1) a corporation which controls Lessee, is controlled by Lessee or its principals, or is under common control with Lessee or its principals or (2) any entity merged into or merging with Lessee or into which Lessee is merged or which acquires all of Lessee's assets as a going concern of the business that is being conducted on the Premises. Any such consent by Lessor shall not release Lessee from any of Lessee's obligations hereunder or be deemed to be a consent to any subsequent hypothecation, assignment, subletting, occupation or use by another person. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Lessee involuntarily or by operation of law without the prior written consent of Lessor. Lessee agrees that the instrument by which any assignment or subletting consented to by Lessor is accomplished shall be in a form reasonably satisfactory to Lessor and shall expressly provide that the assignee or subtenant will perform and observe all the agreements, covenants, conditions and provisions arising from and after such assignment or sublease to be performed and observed by Lessee under this Lease as and when performance and observance in due, that no assignee or subtenant shall have the further right to assign or sublet with Lessor's prior consent, not to be unreasonably withheld, and that Lessor shall have the right to enforce such agreements, covenants, conditions and provisions directly against such assignee or subtenant. Lessee shall in all cases remain responsible for the performance by any subtenant or assignee as indicated thereon of all such agreements, covenants, conditions and provisions. Any assignment or subletting without an instrument containing the foregoing provision shall be void and shall, at the option of Lessor, constitute a default that entitles Lessor to terminate this Lease.

     (b) Notwithstanding the foregoing, before entering into any assignment of this Lease or into a sublease of all or part of the Premises, Lessee shall give written notice to Lessor identifying the intended assignee or subtenant by name and address, the terms of the intended assignment or sublease, and the nature of the business of the proposed assignee or sublessee, together with current audited or reviewed financial statements for the proposed assignee or sublessee to the extent available, and, thereafter, any other information which Lessor shall reasonably request that is readily available to the proposed subtenant or assignee in the ordinary course of business. For a period of 15 days after such notice is given, Lessor shall have the right by written notice to Lessee (but not in the case of an assignment or subletting to an affiliate pursuant to subparagraph (a) above for which Lessor's consent is not required) to (i) in the case of a proposed sublease of one floor or more of the Premises, either (A) sublet from Lessee any portion of the Premises proposed to be sublet for the term for which such portion is proposed to be sublet but at the same rent as Lessee is required to pay to Lessor under this Lease for the same spaces computed on a pro rata square footage basis, or (B) if the proposed subletting is for substantially the remaining period of the term of this Lease, terminate this Lease, or terminate this Lease as it pertains to the portion of the Premises so proposed by Lessee to be sublet, or (ii) in the case of a proposed assignment, terminate this Lease. If Lessor so terminates this Lease, such termination shall be as of the date specified in such notice. If Lessor so terminates this Lease, Lessor may, if it elects, enter into a new lease covering the Premises or a portion thereof with the intended assignee or subtenant on such terms as Lessor and such person may agree, or enter into a new lease covering the Premises or a portion thereof with any other person; in such event, Lessee shall not be entitled to any portion of the profit, if any, which lessor may realize on account of such termination and reletting. Lessor's exercise of its aforesaid option shall not be construed to impose any liability upon Lessor with respect to any real estate brokerage commission(s) or any other costs or expenses incurred by Lessee in connection with its proposed subletting or assignment.

     (c) If Lessee complies with the foregoing provisions of this paragraph, and Lessor does not exercise an option provided to Lessor under subparagraph (b) of this paragraph, Lessor's consent to a proposed assignment or sublet shall not be unreasonably withheld and shall be given, or the specific reasons for denial thereof shall be stated, within 15 days following Lessee's request therefor. Without limiting the other instances in which it may be reasonable for Lessor to withhold its consent to an assignment or subletting, Lessor and Lessee acknowledge that it shall be reasonable for Lessor to withhold its consent in the following instances:

          (1) the proposed assignee or sublessee is a governmental agency;

          (2) in Lessor's reasonable judgment, the use of the Premises by the proposed assignee or sublessee would involve occupancy by other than primarily general office personnel or otherwise be in violation of this Lease, would entail any alterations which would lessen materially the value of the leasehold improvements in the Premises, or would require materially increased services by Lessor;

          (3) in Lessor's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Lessor for other tenants under leases with comparable terms;

          (4) in Lessor's reasonable judgment, the proposed assignee or sublessee does not have a good reputation as a tenant of property;

          (5) Lessor has experienced previous repeated, material defaults by or is in litigation with the proposed assignee or subtenant;

          (6) in Lessor's reasonable judgment, the Premises, or the relevant part thereof, will be used in a manner that will violate any pre-existing negative covenant as to use contained in any other lease of space in the Building;

          (7) the use of the Premises by the proposed assignee or subtenant will violate any applicable law, ordinance or regulation;

          (8) the proposed assignment or sublease will create a vacancy elsewhere in the Building with respect to comparable space in the Building;

          (9) the proposed assignee or subtenant is a person with whom Lessor is negotiating to lease space in the Building;

          (10) the proposed assignment or sublease fails to include all of the terms and provisions required to be included therein pursuant to this paragraph 16;

          (11) Lessee is in default of any obligation of Lessee under this Lease beyond the expiration of the applicable grace or cure period, if any, or Lessee has defaulted under this Lease beyond the expiration of the applicable grace or cure period, if any, an two or more occasions during the IS months preceding the date that Lessee shall request consent; or

          (12) in the case of a subletting of less then the entire Premises if the subletting would result in the division of any floor of the Premises into two or more subparcels or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the Premises.

     (d) In the case of an assignment, one-half of any sums or other economic consideration received by Lessee as a result of such assignment shall be paid to Lessor after first deducting the unamortized cost of leasehold improvements paid for by Lessee (including demising costs), and the cost of any attorneys' fees, advertising expenses, and real estate commissions incurred in connection with such assignment. In the case of a subletting, one-half of any, sum or economic consideration received by Lessee as a result of such subletting shall be paid to Lessor after first deducting (1) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the Premises, (2) the cost of leasehold improvements (including demising costs) made to the sublet portion of the Premises at Lessee's cost, amortized over the term of this Lease, except for leasehold improvements made for the specific benefit of the sublessee, which shall be amortized over the term of the sublease, and (3) the cost of any attorneys' fees, advertising expenses, and real estate commissions incurred in connection with such subletting, amortized over the term of the sublease.

     (e) If Lessee shall assign or sublet the Premises, or request the consent of Lessor to any assignment or subletting, or if Lessee shall request the consent of Lessor for any act that Lessee proposes to do, then Lessee shall pay Lessor's reasonable attorneys' fees incurred in connection therewith.

18. Entry by Lessor. Lessor may enter the Premises at reasonable hours and, except in case of emergency or the provision of routine janitorial services, upon reasonable prior notice (which, notwithstanding anything to the contrary contained herein, may be oral), in order to (a) inspect the same, (b) exhibit the same to prospective purchasers, lenders or, during the last 12 months of the term hereof, tenants, (c) determine whether Lessee is complying with all its obligations hereunder, (d) supply janitorial service and any other service to be provided by Lessor to Lessee hereunder, (e) post notices of nonresponsibility,
(f) post "to Lease" signs of reasonable size upon the Premises during the final 90 days of the term hereof, and (g) make repairs required of Lessor under the terms hereof or repairs to any adjoining space or utility services or to make repairs, alterations or improvements to any other portion of the Building; provided, however, that all such work shall be done as promptly as is reasonably possible and so as to cause as little interference to Lessee as is reasonably possible, and provided further that Lessor shall not store materials within the Premises for more than 2 business days in any 12-month period. Lessee hereby waives any claims for damages for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such reasonable entry. Lessor shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Lessee's vaults, safes and similar areas designated by Lessee); and Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency only in order to obtain entry to the Premises, and any emergency entry to the Premises obtained by Lessor by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Lessee from the Premises, or any portion thereof.

19. Events of Default. The occurrence of any one or more of the following events ("Events of Default") shall constitute a breach of this Lease by Lessee:
(a) if Lessee shall fail to pay rental or any other sum due hereunder when and as the same becomes due and payable and such failure shall continue for more than five (5) days after notice by Lessor, provided that if Lessee shall have failed twice or more in any calendar year to pay rent when due and notice of such default shall have been given by Lessor in two or more such instances, no notice by Lessor shall thereafter be required hereunder for the remainder of such calendar year; or (b) if Lessee shall fail to perform or observe any other term hereof to be performed or observed by Lessee, and such failure shall continue for more than 30 days after notice thereof by Lessor, or, if the failure is not susceptible of cure within 30 days, 90 days provided that Lessee commences to cure within 30 days following Lessor's notice and prosecutes with due diligence and dispatch the curing of such default; or (c) if Lessee shall make a general assignment for the benefit of creditors, shall become insolvent or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute law or regulation, or shall file an answer admitting or fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidation of Lessee or any material part of its properties; or (d) if within 90 days after the commencement of any proceeding against Lessee seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within 90 days after the appointment without the consent or acquiescence of Lessee, of any trustee, receiver or liquidator of Lessee or of any material part of its properties, such appointment shall not have been vacated; or (e) if this Lease or any estate of Lessee hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within 10 days after notice thereof to Lessee; or (f) Lessee shall vacate or abandon the Premises without payment of rent.

20.  Termination Upon Default.

     (a) If an Event of Default shall occur, Lessor at any time thereafter may give a written termination notice to Lessee, and on the date specified in such notice Lessee's right to possession shall terminate and this Lease shall terminate, unless on or before such date all arrears of rental and all other sums payable by Lessee under this Lease and all costs and expenses incurred by or on behalf of Lessor hereunder shall have been paid by Lessee and all other breaches of this Lease by Lessee at the time existing shall have been fully remedied to the satisfaction of Lessor. Upon such termination, Lessor may recover from Lessee: (a) the worth at the time of award of the unpaid rental which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rental which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rental for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; and (d) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above is computed by allowing interest at the rate of 10% per annum or, if a higher rate is legally permissible, at the highest rate legally permitted. The "worth at the time of award" of the amount referred to in clause (c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%. For purposes of this paragraph, all rental sums shall be computed an the basis of the average monthly amount thereof accruing during the 24-month period immediately preceding the occurrence of an event of default unless a 24-month period of this Lease has not elapsed, in which case the average monthly amount shall be based upon the entire period of Lessee's occupancy of the Premises. As used herein, the "time of the award" shall be deemed to be the time of entry of judgment on Lessor's claim or the similar point of determination if the matter is determined by a tribunal other than a court. The amount recoverable by Lessor pursuant to subsection (d) above shall include, but shall not be limited to, any reasonable costs or expenses incurred by Lessor in maintaining or preserving the Premises after such default, preparing the Premises for reletting to a new tenant, accomplishing any repairs or alterations to the Premises for the purpose of such reletting, rectifying any damage thereto occasioned by the act or omission of Lessee and any other cost reasonably necessary or appropriate to relet the Premises.

     (b) Lessee hereby waives all rights under California Code of Civil Procedure Section 1179 and California Civil Code Section 3275 providing for relief from forfeiture, and any other right now or hereafter existing to redeem the Premises or reinstate this Lease after termination pursuant to this paragraph or by order or judgment of any court or by any legal process.

     (c) IT IS MUTUALLY AGREED BY AND BETWEEN LESSOR AND LESSEE THAT THE RESPECTIVE PARTIES HERETO SHALL AND THEY HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HEREBY AGAINST THE OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LESSOR AND LESSEE, LESSEE'S USE OR OCCUPANCY OF THE PREMISES, AND ANY STATUTORY OR ANY OTHER STATUTORY REMEDY.

21. Continuation After Default. Even though Lessee has breached this Lease and abandoned the Premises without payment of rent, this Lease shall continue in effect for so long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all its rights and remedies under this Lease, including the right to recover the rental as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Lessor to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession.

22. Other Relief. The remedies provided to Lessor in this Lease shall be cumulative and are in addition to any other remedies available to Lessor at law or in equity by statute or otherwise.

23. Lessor's Right to Cure Defaults. All agreements and provisions to be performed by Lessee under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Lessee shall fail to pay any sum of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for 30 days after notice thereof by Lessor, Lessor may, but shall not be obligated so to do, and without waiving or releasing Lessee from any obligations of Lessee, make any such payment or perform any such other act on Lessee's part to be made or performed as in this Lease provided. All reasonable sums so paid by Lessor and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Lessor on demand, and Lessor shall have (in addition to any other right or remedy of Lessor) the same rights and remedies in the event of the nonpayment thereof by Lessee as in the case of default by Lessee in the payment of rental.

24. Attorneys' Fees. If either party commences an action or proceeding against the other party arising out of or in connection with this Lease, or institutes any proceeding in a bankruptcy or similar court which has jurisdiction over the other party or any or all of its property or assets, the prevailing party in such action or proceeding and in any appeal in connection therewith shall be entitled to have and recover from the unsuccessful party reasonable attorneys' fees, court costs, expenses and other costs of investigation and preparation. If such prevailing party recovers a judgment in any such action, proceeding, or appeal, such attorneys' fees, court costs and expenses shall be included in and as a part of such judgment.

25. Eminent Domain. If all or any part of the Premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking. In the case of a partial taking, either Lessor or Lessee shall have the right to terminate this Lease as to the balance of the Premises by delivering a written notice to the other within 30 days after the date of taking, provided, however, that a condition to the exercise by Lessee of such right to terminate shall be that the portion of the Premises taken shall be of such extent and nature as to render the remaining portion thereof untenantable and unusable by Lessee. The Lease shall terminate as of the date thirty (30) days after delivery by either party of a termination notice. In the event of any taking, Lessor shall be entitled to any and compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be abated in proportion to the percentage of the Premises taken or substantially impaired by such taking.

26. Subordination. This Lease shall be subject and subordinated at all times to
(1) all ground or underlying leases which may hereafter be executed affecting the Building, and (2) the lien of all mortgages and deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the Building or on or against Lessor's interest or estate therein or on or against all such ground or underlying leases, all without the necessity of having further instruments executed on the part of Lessee to effectuate such subordination. Notwithstanding the foregoing, (i) in the event of termination for any reason whatsoever of any such ground or underlying lease, this Lease shall not be barred, terminated, cut off or foreclosed nor shall the rights and possession of Lessee hereunder be disturbed if Lessee shall not then be in default in the payment of rental or other sums beyond the expiration of the applicable grace or cure period or be otherwise in default beyond the expiration of the applicable grace or cure period under the terms of this Lease, and Lessee shall attorn to the lessor of any such ground or underlying lease, or, if requested, enter into a new lease for the balance of the original or extended term hereof then remaining upon the same terms and provisions as are in this Lease contained; (ii) in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease will not be barred, terminated, cut off or foreclosed nor will the rights and possession of Lessee thereunder be disturbed if Lessee shall not then be in default in the payment of rental or other sums beyond the expiration of the applicable grace or cure period or be otherwise in default beyond the expiration of the applicable grace or cure period under the terms of this Lease, and Lessee shall attorn to the purchaser at such foreclosure, sale or other action or proceeding; and (iii) Lessee agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease to said deed, to such ground or underlying leases, and to the lien of any such mortgages or deeds of trust as may reasonably be required by Lessor. Lessee's covenant to subordinate this Lease to ground or underlying leases and/or mortgages or deeds of trust hereafter executed is conditioned upon each such senior instrument containing the commitments specified in the preceding clauses (i) and (ii) and the receipt by Lessee of an agreement from the holder of each such senior instrument confirming such commitments in a form acceptable to such holder.

27. No Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies.

28. Sale. In the event the original Lessor hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Lessor, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Lessee agrees to attorn to such new owner.

29. Estoppel Certificate. At any time and from time to time but on not less than 10 days' prior written request by either party, the other party will execute, acknowledge and deliver to the requesting party, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification),
(b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by the certifying party of any default which has not been cured, except as to defaults specified in said certificate, and (d) such other matters as may be reasonably requested by the requesting party. Any such certificates may be relied upon by an prospective purchaser, mortgagee or beneficiary under any deed of trust on the Building or any part thereof.

30. No Light, Air or View Easement. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Lessor.

31. Holding Over. If, without the express consent of Lessor, Lessee holds possession of the Premises after expiration of the term of this Lease, Lessee shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to 150% of the then prevailing monthly rental paid by Lessee at the expiration of the term of this Lease, payable in advance on or before the first day of each month. Each party shall give the other notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

32. Abandonment. Lessee shall not at any time during the term hereof vacate or abandon the Premises without payment of rent, and if Lessee shall abandon or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor.

33. Security Deposit. Upon execution of this Lease, Lessee shall deposit with Lessor a security deposit (the "Deposit") in the amount of $82,300.00. The Deposit shall be held by Lessor as security for the faithful performance by Lessee of all the provisions of this Lease to be performed or observed by Lessee. If Lessee fails to pay rent or other sums due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of the Deposit for the payment of any rent or other sum in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of the Deposit, then within 10 days after demand therefor

Lessee shall deposit cash with Lessor in an amount sufficient to restore the Deposit to the full amount thereof, and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep the Deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, the Deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned without payment of interest for its use, to Lessee (or, at Lessor's option, to the last approved assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to the Deposit.

34. Waiver. The waiver by either party of any agreement, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or to lessen the right of either party to insist upon performance in strict accordance with said terms. The subsequent acceptance of rental hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any agreement, condition or provision of this Lease other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rental.

35. Notices. All notices, consents, and demands given by either party to the other hereunder shall be in writing and shall be deemed to have been fully given when personally delivered (which shall be deemed to include, without limitation delivery by means of overnight courier service) or deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Lessee at the Premises, or to such other place as Lessee may from time to time designate in a written notice to Lessor; to Lessor at Birmingham Builders, Inc., 1475 Folsom Street, Suite 400, San Francisco, CA 94103, or to such other place as Lessor may from time to time designate in a written notice to Lessee.

36. Complete Agreement. There are no oral agreements between Lessor and Lessee affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Lessor and Lessee or displayed by Lessor to Lessee with respect to the subject matter of this Lease or the Building. There are no representations between Lessor and Lessee other than those contained in this Lease and all reliance with respect to any representations is solely upon such representations.

37. Corporate Authority. The persons executing this Lease on behalf of Lessee do hereby covenant and warrant that Lessee is a duly authorized and existing corporation, has and is qualified to do business in California, that such corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of such corporation were authorized to do so.

38. Miscellaneous. The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. If there be more than one Lessee, the obligations hereunder imposed upon Lessee shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination of signature by Lessee does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Lessor and Lessee. The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed pursuant to the laws of the State of California. No amendments or modifications of this Lease or any agreements in connection therewith shall be valid unless in writing and duly executed by the party to be charged therewith.

39. Limitation of Liability. The liability of Lessor under this Lease shall be and is hereby limited to Lessor's interest in the Building, and no other assets of Lessor shall be affected by reason of any liability which Lessor may have to Lessee or to any other person by reason of this Lease.

40. Option to Extend Lease. Provided that Lessee has not been in default under any of the provisions of this Lease beyond any cure period specified herein and is not in default hereunder at the time it exercises this option, Lessee shall have one (1) option to extend the term of this Lease for an additional term of five (5) years (the "extended term") following the expiration of this Lease, upon all of the same terms and conditions as this Lease, provided that such option shall be exercised by written notice to Lessor not more than twelve (12) months nor less than nine (9) months prior to expiration of the original term of this Lease. The rent for the extended term shall be 100% of the fair market rental for the Premises, taking into account any concessions to tenants of comparable size and credit in buildings of similar age and quality in the immediate submarket. Within thirty (30) days following the date Lessee exercises its option, Lessor and Lessee shall use their reasonable best efforts to agree on the rent for the extended term. If Lessor and Lessee are unable to agree on the rent for the extended term within said thirty (30) day period, then within ten (10) days after said period, Lessor and Lessee shall each submit to the other in writing their good faith estimate of the rent for the extended term. If the higher of said estimates is not more than one hundred ten percent (110%) of the lower of such estimates, the rent for the extended term shall be the average thereof. If otherwise, then within five (5) days after submission of said estimates, either party may submit the question to appraisal in accordance with the following procedure. Within twenty (20) days after either party requests appraisal, the parties shall select a mutually acceptable commercial real estate broker with experience in the leasing of comparable space in the vicinity of the premises, who shall determine the rent for the extended term. If the parties cannot agree on such a commercial real estate broker within said twenty (20) day period, then within five (5) days thereafter, each party shall select an independent commercial real estate broker meeting the criteria set forth above. If one party shall fail to make such appointment within said five (5) day period, then the broker chosen by the other party shall determine the rent for the extended term. Within twenty (20) days thereafter, each such broker shall independently determine his or her opinion of the rent for the extended term, and shall provide a report to Lessor and Lessee stating the basis for such opinion. If Lessor and Lessee cannot agree upon the rent for the extended term within twenty (20) days thereafter, the two brokers shall within such twenty
(20) day period select a third commercial real estate broker meeting the above criteria and the third broker shall select the rent for the extended term determined by one of the two brokers. If the two brokers selected by Lessor and Lessee cannot agree on the third broker, the third broker shall be selected by Lessor and Lessee within five (5) days after the expiration of said twenty (20) day period. If Lessor and Lessee cannot agree on the third broker, the third broker shall be selected by the then presiding judge of the

Superior Court of California in and for the City and County of San Francisco. If the foregoing process does not result in the selection of a third broker, the parties shall equally share the costs associated with the selection process. The amount selected in accordance with this paragraph shall be deemed to be the rent for the extended term and such determination shall be final and binding on both Lessor and Lessee. The cost of the appraisal shall be borne by the nonprevailing party, as determined by the third broker. In no event shall the rent for the extended term be less than the rent in effect during the last month of the original term of this Lease.

41. Brokerage Commissions. Lessee and Lessor each represents and warrants to the other that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction other than Colliers International, and Lessee and Lessor each agrees to indemnify and hold the other harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with the indemnifying party with regard to this leasing transaction. The provisions of this paragraph shall survive the termination of this Lease. Any broker's fee or commission payable to Colliers International in connection with this Lease shall be paid by Lessor pursuant to a separate agreement.

42. Lessee's Grant to Lessor of Option to Purchase Stock of Lessee. In consideration of Lessor's agreement to enter into this Lease, Lessee hereby irrevocably grants to Lessor the option to purchase any number of shares of the common stock of Lessee, in a quantity not to exceed fifty thousand (50,000) shares, at the price of $3.25 per share. Lessor shall exercise this option by giving Lessee written notice of such exercise at any time within three years of Lessee's initial public offering ("IPO"). Upon receipt of such notice and tender of the purchase price for the shares to be acquired by Lessor, Lessee shall take all actions necessary to effect the prompt transfer of such shares to Lessor. Within thirty (30) days after execution of this Lease by Lessor and Lessee, the parties shall enter into a written agreement (in a form substantially similar to that previously used by Lessee for grants to third parties (including Lessee's employees) of options to purchase Lessee's stock) setting forth additional terms and conditions relating to the option hereby granted. Such agreements shall contain commercially reasonable anti-dilution provisions. The parties agree to use their best, good-faith efforts to agree upon the terms and conditions of such agreement. In the event that the parties are unable to agree upon the terms and conditions of such agreement, the matter shall be resolved by way of binding arbitration conducted under the auspices of Judicial Arbitration and Mediation Services of San Francisco, California, with the award of the arbitrator in such arbitration to be rendered by no later than ninety (90) days after execution of this Lease by Lessor and Lessee. In the event either party fails to comply with the award of the arbitrator, such award shall be confirmed in the Superior Court of the State of California for the City and County of San Francisco. In addition to the foregoing, at the time of the IPO Lessor shall have the right to purchase the greater of one hundred thousand (100,000) shares or one percent (1.0%) of the number of shares offered, at the initial offering price.

     IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below:

LESSOR:                                LESSEE:

945 BATTERY LLC, a California          MEDICALOGIC, INC., an Oregon
limited liability company              corporation


By: PAUL F. PELOSI                     By: DAVID C. MOFFENBEIER
    ------------------------------         ------------------------------
    Paul F. Pelosi, Member                 Name: David C. Moffenbeier
                                                 ------------------------
                                           Title: COO
By: THOMAS G. STUBBS                              -----------------------
    ------------------------------
    Thomas G. Stubbs, Member
                                       By: MARK K. LEAVITT
                                           ------------------------------
                                           Name: Mark K. Leavitt
                                                 ------------------------
Date of Execution by Lessor: 8/1/99        Title: CEO & President
                                                  -----------------------

                                       Date of Execution by Lessee: _____

                               945 Battery Street
                               Base Building Work

Notes: Building shall be provided in its existing condition (unless otherwise referenced in this exhibit) which is ready for Tenant Improvements and available for inspection by Lessee or Lessee's consultants. Any reference in this Exhibit to "at Lessee's expense" means that it shall be paid for in cash by Lessee or included in the Tenant Improvement allowance referenced in the letter of intent. Lessee will be permitted to engage an outside contractor subject to Lessor's reasonable approval right. Lessee will also be permitted to engage its own architect and all fees associated therewith shall be paid by Lessee or included in Lessee's allowance.

1) Lessor to provide a complete weathertight exterior, including new roof and windows repainted, repaired and reglazed where necessary. Lessor will provide legal handrail around perimeter of roof. Lessee will be responsible for any decking on the roof plus any handrails, lighting or landscaping associated therewith.

2) Lessor to provide washrooms on third and penthouse floor but not mezzanine. Washrooms are ADA accessible and are finished and available for Lessee's inspection. Lessor also to provide one drinking fountain per floor, except mezzanine, per code.

3) Lessor to provide complete elevator system (two elevators) serving all levels of the building which are ADA accessible and will be furnished with stone tile floor and wood paneled walls or other material of equal quality.

4) Lessor to provide an electrical meter dedicated to Lessee's space as well as primary electrical transformer and panel connected to a sub-panel. All electrical distribution from the sub panel shall be at Lessee's expense.

5) Lessee to provide mechanical systems to the floors, including plumbing, heating ventilation and air conditioning. Chillers, boilers,, condensers, risers have been installed and stubbed to each floor. HVAC is distributed to a point of connection on each floor and HVAC distribution within Lessee's space to be at Lessee's expense. Fire sprinklers per code have been installed by Lessor including pumps, risers, panels and tamper switches, main and branch distribution and drops for light hazard occupancy. Any modification to this system required for the Tenant Improvement is at Lessee's expense.

6) Lessor will provide one phone closet with phone board in the premises and all other phone work will be at Lessee's expense.

7) Walls, ceilings and columns have been sandblasted and will be delivered to Lessee in their existing condition. Any sheetrock in the space will be delivered sanded and ready for painting by Lessee.

8) Lessor has provided a new seismic upgrade system in compliance with building code which is available for inspection by Lessee or its consultants.

9) The building is in full compliance with ADA in all the public spaces in the building.

                                   Exhibit A

10) Lessor has installed a skylight on the roof of the penthouse. Any modifications to this skylight will be at Lessee's expense.

11) Lessor has installed two legal firestairs connecting all floors. Walls of stairways will be painted, eggshell finish. Any additional stairways connecting the floors shall be at Lessee's expense.

12) Lessor will provide code complaint steel pipe handrail along mezzanine floor and around the opening in the Penthouse floor below the skylight (both currently open) and any upgrades to these handrails will be at Lessee's expense.

13) Lessor will improve the Green Street lobby in a manner consistent with other first class renovations in the North Waterfront Area. Any upgrades from Lessor's design will be paid by Lessee.

14) Lessor will provide a security card reader at the Green Street entry lobby. Any other upgrades to the security system, including but not limited to card readers in the elevator cabs or on individual floors, will be at Lessee's expense.

15) Penthouse and mezzanine ceilings will be delivered "as is" and any new ceiling will be installed at Lessee's expense.

16) All floor surfaces shall be delivered in their existing condition. Any surface preparation or leveling shall be at Lessee's expense.


                                    Exhibit A